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Exhibit 10.5

AMENDMENT NO. 4
TO
COST ALLOCATION AGREEMENT

WHEREAS, Zenith National Insurance Corp., Zenith Insurance Company, ZNAT Insurance Company, CalFarm Insurance Company, CalFarm Insurance Agency, Zenith Star Insurance Company, and Zenith Insurance Company of Florida have previously entered into a Cost Allocation Agreement; and

WHEREAS, effective June 30, 1998, Zenith Insurance Company of Florida has been merged with Zenith Insurance Company and Zenith Insurance Company is the surviving corporation;

IN CONSIDERATION OF THE PREMISES, the parties agree as follows:

1.
Effective June 30, 1998, Amendment No. 3 to the Cost Allocation Agreement is terminated.

2.
In all other respects the Cost Allocation Agreement remains unchanged,

IN WITNESS WHEREOF, each of the undersigned parties has caused this Amendment No. 4 to be executed on its behalf, this 15th day of July, 1998.

ZENITH NATIONAL INSURANCE CORP.		ZENITH INSURANCE COMPANY

By:	/s/ JOHN J. TICKNER	By:	/s/ JOHN J. TICKNER

ZENITH STAR INSURANCE COMPANY		CALFARM INSURANCE COMPANY

By:	/s/ JOHN J. TICKNER	By:	/s/ JOHN J. TICKNER

CALFARM INSURANCE AGENCY		ZNAT INSURANCE COMPANY

By:	/s/ JOHN J. TICKNER	By:	/s/ JOHN J. TICKNER

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AMENDMENT NO. 4 TO COST ALLOCATION AGREEMENT